As filed with the Securities and Exchange Commission on May 17, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     May 17, 2011

     W. R. BERKLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15202	22-1867895
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

   475 Steamboat Road, Greenwich, CT                                                                                                                                06830
    (Address of principal executive offices)                                                                                                                        (Zip Code)

Registrant's telephone number, including area code:                                                                                                           (203) 629-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

W. R. Berkley Corporation (the “Company”) held its Annual Meeting of Stockholders on May 17, 2011.  The meeting involved:  (i) the election of three directors for terms to expire (a) in the case of nominee Rodney A. Hawes, Jr., at the Company’s Annual Meeting of Stockholders to be held in 2012 and until his successor is duly elected and qualified, and (b) in the case of nominees Jack H. Nusbaum and Mark L. Shapiro, at the Annual Meeting of Stockholders to be held in 2014 and until their respective successors are duly elected and qualified; (ii) a resolution approving the compensation of the Company’s executive officers as disclosed in the Company’s proxy statement for this Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or “say-on-pay” vote, on a non-binding advisory basis, (iii) the frequency with which say-on-pay votes should be held in the future, on a non-binding advisory basis; and (iv) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The directors elected and the final voting results are as follows:

(i) Election of Directors:

Nominee	Votes For	Votes Withheld	Broker Non Vote
Rodney A. Hawes, Jr .	112,918,570	7,278,947	10,356,202
Jack H. Nusbaum	112,949,679	7,247,838	10,356,202
Mark L. Shapiro	113,794,886	6,402,631	10,356,202
(ii)	Non-Binding Advisory Vote on the Compensation of the Company’s Executive Officers (“Say-on-Pay Vote”):

Votes For	Votes Withheld	Votes Abstained	Broker Non Vote
100,815,310	18,650,415	731,792	10,356,202
(iii)	Non-Binding Advisory Vote on the Frequency with Which Say-on-Pay Votes should be held in the Future:

Every Year	Every Two Years	Every Three Years	Votes Abstained
66,691,140	1,817,542	51,565,202	123,633
(iv)           Ratification of the Appointment of KPMG LLP:

Votes For	Votes Against	Votes Abstained
130,280,989	234,370	38,360

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By:  /s/    Eugene G. Ballard
Name:	Eugene G. Ballard
Title:	Senior Vice President – Chief Financial Officer

Date:  May 17, 2011